UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒      Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Cerevel Therapeutics Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Cerevel Therapeutics Holdings, Inc. Important Notice Regarding the Availability of Proxy Materials
P.O. BOX 8016, CARY, NC 27512-9903 Stockholders Meeting to be held on
June 14, 2022
For Stockholders of record as of April 18, 2022
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet, including the Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report on Form 10-K. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.
To view the proxy materials, and to obtain directions on how to register for and attend the meeting, go to: www.proxydocs.com/CERE
To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.
Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be
For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/CERE
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.
If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 06, 2022.
To order paper materials, use one of the following methods.
INTERNET TELEPHONE * E-MAIL www.investorelections.com/CERE (866) 648-8133 paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit * If requesting material by e-mail, please send a blank
e-mail with the 12 digit control number (located above) control number located in the shaded box above. in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.
Cerevel Therapeutics Holdings, Inc.
Meeting Type: Annual Meeting of Stockholders Date: Tuesday, June 14, 2022 Time: 9:00 AM, Eastern Time
Place: Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/CERE for more details.
You must register to attend the meeting online and/or participate at www.proxydocs.com/CERE
SEE REVERSE FOR FULL AGENDA

Cerevel Therapeutics Holdings, Inc.
Annual Meeting of Stockholders
THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 4
THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.
PROPOSAL
1. To elect four Class II director nominees to serve on the board of directors of Cerevel Therapeutics Holdings, Inc. for a three-year term expiring at the 2025 annual meeting of stockholders.
1.01 Deborah Baron 1.02 Doug Giordano 1.03 Adam Koppel 1.04 Ruth McKernan
2. To approve, on a non-binding advisory basis, the compensation of our named executive officers as described in the proxy statement.
3. To approve, on a non-binding advisory basis, the frequency of future advisory votes on named executive officers’ compensation.
4. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.
5. To transact such other business as may properly come before the meeting.
YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
INTERNET
Go To: www.proxypush.com/CERE
• Cast your vote online
P.O. BOX 8016, CARY, NC 27512-9903 • Have your Proxy Card ready
• Follow the simple instructions to record your vote
PHONE    Call 1-866-362-3908
• Use any touch-tone telephone
• Have your Proxy Card ready
• Follow the simple recorded instructions
MAIL
• Mark, sign and date your Proxy Card
• Fold and return your Proxy Card in the postage-paid envelope provided
You must register to attend the meeting online and/or participate at www.proxydocs.com/CERE